FLEXIBLE PREMIUM VARIABLE ANNUITY – T

Issued by

Transamerica Financial Life Insurance Company

Supplement Dated December 12, 2011

to the

Prospectus dated July 27, 2011

Effective on or about December 12, 2011, the following subaccount name changes will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica Clarion Global Real Estate Securities VP	TA Clarion Global Real Estate Securities
Transamerica JPMorgan Core Bond VP	TA JPMorgan Core Bond
Transamerica MFS International Equity VP	TA MFS International Equity
Transamerica Multi-Managed Large Cap Core VP	TA Multi-Managed Large Cap Core
Transamerica PIMCO Total Return VP	TA PIMCO Total Return

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Flexible Premium Variable Annuity – T dated July 27, 2011